Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
UNDER SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002, 18 U.S.C. SECTION 1350

I, Sivasankaran Somasundaram, President and Chief Executive Officer of ChampionX Corporation (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(a) The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2022, as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 26, 2022	/s/ SIVASANKARAN SOMASUNDARAM
Sivasankaran Somasundaram
President and Chief Executive Officer
(Principal Executive Officer)